                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box

[ x ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Sec.240.14a-11(c) or Sec.240.14a-12


                           WYOMING OIL & MINERALS, INC.
                (Name of Registrant as Specified In Its Charter)

      (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1) Title of each class of securities to which transaction applies:
      2) Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      4) Proposed maximum aggregate value of transaction:
      5) Total fee paid:

[  ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
      2) Form, Schedule or Registration Statement No.:
      3) Filing Party:
      4) Date Filed:

                          WYOMING OIL & MINERALS, INC.

              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

                                 January 12, 2000



      To the Shareholders of WYOMING OIL & MINERALS, INC.:

      An Annual and Special Meeting of the Shareholders (the "Meeting") of Wyoming Oil & Minerals, Inc., a Wyoming corporation (the "Company"), will be held at 9:00 a.m. local time on Wednesday, January 12, 2000 at the Hitching Post Inn, 1700 West Lincolnway, Cheyenne, Wyoming, for the following purposes:

      1. To elect five directors of the Company to serve on the Board of Directors until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

     2. To consider and vote upon a proposal to amend the Company's Articles of Incorporation so as to effectuate a reverse split of the Common Shares of the Company on a one for one hundred basis;

      3. To consider and vote upon a proposal to amend the Company's Articles of Incorporation so as to authorize two million (2,000,000) shares of "blank check" preferred stock; and

      4. To conduct such other business as may properly come before the meeting and any adjournment thereof.

      The Board of Directors has fixed the close of business on December 3, 1999 as the record date for determining the stockholders entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof. The presence in person or by proxy of the holders of a majority of the outstanding shares of the Common Stock of the Company is required to constitute a quorum for the transaction of business.

      Shareholders are cordially invited to attend the Meeting in person. Those who will not attend and who wish their stock voted are requested to sign, date and mail promptly the enclosed Proxy (the "Proxy"), for which a return envelope is provided.

                                    By Order of the Board of Directors,


Casper, Wyoming
December 9, 1999                    Jess A. Tolerton, Secretary


      TO ENSURE YOUR REPRESENTATION, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE REGARDLESS OF WHETHER YOU INTEND TO BE PRESENT AT THE MEETING.

                          WYOMING OIL & MINERALS, INC.

                          330 South Center, Suite 419
                              Casper, WY 82601
                            Telephone (307) 234-9638

                               PROXY STATEMENT AND
                              INFORMATION CIRCULAR
                                       FOR
                   ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS

                           To Be Held January 12, 2000



                          STOCKHOLDERS ENTITLED TO VOTE

      Holders of record of the common stock, $.01 par value per share (the "Common Shares") of the Company at the close of business on December 3, 1999, will be entitled to vote at the Meeting to be held at the Hitching Post Inn, 1700 West Lincolnway, Cheyenne, Wyoming at 9:00 a.m. local time on January 12, 2000. Each holder of Common Shares will have one vote per share.


                      SOLICITATION AND REVOCATION OF PROXIES

      THE ACCOMPANYING PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY IN CONNECTION WITH THE MEETING. The principal executive office of the Company is located at 330 South Center, Suite 419, Casper, Wyoming 82601. The Proxy Statement and proxy card are first being sent to stockholders on or about December 9, 1999.

      Shareholders are requested to complete, sign, date and promptly return the proxy card in the enclosed envelope. The persons named as proxies are the current directors and officers of the Company. The Common Shares represented by properly executed proxies received by the Company will be voted in accordance therewith, or if no direction is indicated thereon, in favor of the nominees for Director; in favor of the 1-for-100 reverse split; in favor of the authorization by amendment to the Certificate of Incorporation of 2,000,000 shares of "blank check" preferred stock; and as recommended by the Board of Directors with regard to any other matters, or if no recommendation is given, in the discretion of the named proxies. The Proxy may be revoked by the stockholder at any time prior to the exercise thereof by instrument in writing executed in the same manner as a proxy and delivered to the Secretary of the Company, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or with the Chairman of the Meeting on the day of such Meeting or any adjournment thereof, and thereupon the proxy is revoked. A shareholder attending the Meeting has the right to vote in person and, if he does so, his proxy is nullified with respect to the matters such person votes upon and any subsequent matters thereafter to be voted upon at the Meeting or any adjournment thereof.

      The proxy confers discretionary authority upon the persons named therein with respect to other matters which may properly come before the Meeting. At the time of printing of this Proxy Statement, management of the Company knows of no such other matters to come before the Meeting.

      All costs of this Proxy Statement and the Proxy and the cost of soliciting Proxies relating to the Meeting will be borne by the Company. It is anticipated that the solicitation of Proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its directors, officers and employees to solicit Proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Proxy soliciting materials to the beneficial owners of the Company's shares held of record for such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in connection therewith. Total expenses of the solicitation are estimated to be nominal.

      The Company's Annual Report on Form 10-K for the fiscal year ended February 28, 1999 is being furnished to all stockholders herewith.


                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

      The close of business on December 3, 1999 has been fixed by the Board of Directors as the record date for determination of stockholders entitled to vote at the Meeting. The number of Common Shares outstanding at the close of business on December 3, 1999 was 24,650,000 shares; thus the total number of votes to which the holders of Common Shares are entitled is 24,650,000. The holders of record of the Company's Common Shares as of December 3, 1999 are entitled to vote at the meeting.

      The voting securities of the Company consist of Common Shares, each share of which entitles its owner to one vote on each matter to be voted upon at the Meeting. The election of directors is by plurality vote; all other matters to be voted upon at the Meeting require a majority of the votes cast to be approved.

     Holders of common stock have cumulative voting rights with respect to the election of directors. Each such holder has the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are Directors to be elected (which is five); or, in the alternative, a holder may cumulate his votes by multiplying the number of votes which he is entitled to cast by the number of directors for whom he is entitled to vote (five), and cast the product for a single nominee or distribute the product among two or more nominees.

     Shares otherwise entitled to vote cumulatively at the Annual Meeting may not be voted cumulatively at the Annual Meeting unless at least one holder of Common Stock gives notice to the Company not less than 48 hours before the time set for the Annual Meeting of his intent to cumulate his votes during the Annual Meeting.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

      The following table sets forth, as of December 9, 1999, certain information as to the Common Shares of the Company beneficially owned by (i) each person known by the Company to own more than 5% of the Company's Common Shares, (ii) each director and nominee for director of the Company, (iii) each of the named executive officers; and (iv) all officers and directors as a group.



Name and Address of               Amount and Nature          Percent of
Beneficial Owner               of Beneficial Ownership    Common Stock Owned

Jack C. Bradley, Jr.
P.O. Box 3560
Casper, WY 82602                      2,135,500 (1)             8.7 %

Jess A. Tolerton
330 South Center, Suite 419
Casper, WY 82602                         650,000 (2)            2.6 %

Michael D. Herman
330 South Center, Suite 419
Casper, WY 82602                       7,400,000 (2)           30.0 %

The Hawkes Company Limited
   Partnership
P.O. Box 2493
Casper, WY 82601                       1,760,000 (2)            7.1 %

Gerard Laheney
330 South Center, Suite 419
Casper, WY 82602                               0                 0

Frederick L. Joutz
330 South Center, Suite 419
Casper, WY 82602                               0                 0

Raymond Mason
330 South Center, Suite 419
Casper, WY 82602                               0                 0

All directors and officers
as a group                             2,785,500               11.3 %

(1) Includes 2,085,500 shares directly owned and 50,000 shares owned by Manx Oil Corporation, of which Mr. Bradley is the president, a director, and owner of a majority of outstanding common shares.

(2) Directly owned.

                              CHANGES IN CONTROL

      On October 29, 1999, the Company entered into a Stock Purchase and Restructuring Agreement with Michael D. Herman. The Agreement provides for, among other things, the purchase by Mr. Herman of 7,400,000 shares of the Company at a price of $0.01 per share, or a total of $74,000.00, which purchase has been consummated; the holding of the annual meeting, pursuant to proxy solicitation, as described in this document; the location by Mr. Herman of purchasers of certain shares of Common Stock in the Company; and the arrangement by Mr. Herman of financings of the Company of at least $1,000,000 and up to $2,000,000 for compensation of 700,000 options to purchase shares of common stock of the Company at an exercise price of $1.00 per share (post-reverse-split). The purchase funds for Mr. Herman's purchase of 7,400,000 shares were personal funds. The shares purchased were newly-issued shares of the Company.

     Michael D. Herman may increase his amount of beneficial ownership of common stock of the Company by way of the grant of the options described above, if he succeeds in completing the above-described financings for the Company. In such event, assuming the reverse split contemplated herein is effectuated, and assuming no further issuance of stock, options or other derivatives, Mr. Herman would become the beneficial owner of 81.8% of the outstanding common shares. After the reverse split, and prior to the exercise of any such options, he would be the direct owner of 74,000 shares and the beneficial owner of an additional 700,000 shares.

     The current officers and directors of the Company have agreed to vote in favor of Mr. Herman and his colleagues, Gerard Laheney, Frederick Joutz and Raymond Mason, as Directors at the Annual Meeting, and also to vote in favor of the other proposals to be voted on at the Annual Meeting. It is anticipated that Mr. Herman will also vote in favor of all of the proposals described herein. Mr. Bradley, a current officer and director of the Company, is the fifth nominee for Director named herein.

     Mr. Herman has extensive experience in the oil and gas industries and hopes to bring the Company to profitability and thereby improve its value to its shareholders.


               DIRECTORS, EXECUTIVE OFFICERS, AND NOMINEES FOR DIRECTOR

     The following are the present directors and executive officers of the Company and the director-nominees for the coming year.

     Jack C. Bradley, Jr., age 58, has been president and a director of the Company since February 23, 1973. Mr. Bradley is also the president, a director, and the majority shareholder of Manx Oil Corporation, Casper, Wyoming since 1969; vice-president, director and shareholder of Manewal-Bradley Oil Company, Newcastle, Wyoming since 1962; and secretary, director and shareholder of Econoservice, Inc., Casper, Wyoming since 1986. All of those entities are engaged in the oil and gas exploration or production business. Since 1970, Mr. Bradley has also been the owner of Zephyr Exploration, a sole proprietorship engaged in the oil and gas exploration and production business and real estate investments.

     Jess A. Tolerton, age 75, has been secretary, treasurer and director since February 12, 1974. Mr. Tolerton was a practicing attorney in Cheyenne, Wyoming from 1966 to 1968 and from January 1974 to December 31, 1990. He is now retired from practice. Mr. Tolerton will not be standing for re-election to the Board of Directors at the Annual Meeting.

     Michael D. Herman, age 42, is a nominee for director named herein.
Mr. Herman is a self-employed business consultant. He was the Chairman and chief executive officer of TeleMatrix, Inc., a Colorado-based telecommunications equipment provider to the hospitality and commercial markets, from 1991 to September, 1999, when the company was sold to Meditrust Corporation (NYSE - MT). Mr. Herman has been involved actively
As an investor and principal in the oil and gas business since 1985. Since 1997, he has been the sole shareholder and President of Lincoln 77, Inc., which is active in the acquisition and development of oil and gas leaseholds in eastern Kansas. In addition to producing oil, Lincoln 77 provides contract services to outside operators in the area of drilling, workover and the cementing and acidizing of new and existing wells. Mr. Herman is a shareholder of Colorado-based Skyline Resources, Inc., which is actively acquiring acreage and developing both oil and coalbed methane gas in western Wyoming. Mr. Herman continues to be active in the telecommunications equipment business through his involvement with American TeleSwitch Corporation. Mr. Herman was selected as a nominee pursuant to the agreement between himself and the Company described in "Changes in Control," above.

     Gerard Laheney, age 61, is a nominee for director named herein. Mr.
Laheney has been President of Aegis Investment Management Company, an investment advisory firm specializing in global investment portfolio management, since August 1993. From July 1995 to July 1996, Mr. Laheney was a consultant for Portfolio Resources Group, overseeing global equities, fixed income and foreign exchange investments. Mr. Laheney has been a director of Craig Corporation (NYSE - CRG) since 1990 and served as a director of Reading Company (NASD - RDGE) between November 1993 and June 1996. Mr. Laheney was selected as a nominee pursuant to the agreement between Mr. Herman and the Company described in "Changes in Control," above.

     Frederick L. Joutz, age 46, has been a professor in the Department of Economics at The George Washington University in Washington, D.C. since 1985, and has been an Associate Professor there since 1991. He teaches graduate, undergraduate, and MBA level courses in Econometrics, Forecasting Macroeconomics, Money and Banking, and Energy Economics. He has also served as a consultant and technical expert to several federal government agencies, including the Department of Energy and the Department of Agriculture, as well as to various private corporations. He has been published extensively in several academic journals, including American Economic Review, Journal of Business and Economic Statistics, Journal of Policy Modeling, Journal of Macroeconomics and Energy Economics. He is also an Associate Editor of
The International Journal of Forecasting. Mr. Joutz earned his Bachelor's degree at the University of Maryland, his Master's degree at the University of British Columbia in Vancouver, British Columbia, Canada; and a Ph.D. in Economics at the University of Washington. Mr. Joutz was selected as a nominee pursuant to the agreement between Mr. Herman and the Company described in "Changes in Control," above.

     Raymond Mason, age 52, is a nominee for director named herein. Mr. Mason has been a Spanish language teacher at Boyd Anderson High School in Lauderdale Lakes, Florida, since 1989. He took a leave of absence from teaching To work as a certified financial planner with American and International Financial
Group in Ft. Lauderdale, Florida from 1995 to 1997. He also served as Territorial Manager for Life Alert Medical Systems, a provider and installer
of medical alert systems, from 1997 to 1999.   Mr. Mason earned his B.A. degree
at Queens College in Flushing, New York; his Master's degree at Adelphi University in Garden City, New York; and his Professional Diploma in Business Administration and Management at C.W. Post College in Brookfield, New York.
Mr. Mason was selected as a nominee pursuant to the agreement between Mr. Herman and the Company described in "Changes in Control," above.

     Mr. Herman and Mr. Joutz are cousins. There are no other family relationships between any of the officers and directors of the Company. The term of the officers expires at the annual directors' meeting.


                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has an ongoing business relationship with Manx Oil Corporation ("Manx"), of which Jack C. Bradley, Jr., president and a director of the Company, is the majority shareholder. Manx is the contract operator with respect to interests owned by the Company in various oil leases, and the Company pays Manx for its services as such. Manx charges the Company for its services at rates equal to or lower than current market rates. Since the beginning of the Company's last fiscal year, the Company has paid to Manx an aggregate of $257,060.

     As of the end of the Company's last fiscal year, the Company owed Manx $117,008, and Manx owed the Company $6,678.


                             EXECUTIVE COMPENSATION

     No executive officer of the Company received compensation in excess of $100,000 during the last fiscal year.

     Mr. Bradley receives compensation in the amount of $1,000 per month plus reimbursement of his actual and necessary expenses incurred in the normal course of business.

     The Company has never granted any options to any of its officers or directors.

      Mr. Tolerton is compensated $100 per quarter for his services as a Director of the Company. Mr. Bradley is not compensated for his services as Director.

     	The Company anticipates compensating each director for his services as such at the rate of $1,000 per month, commencing at the date of the Annual Meeting described herein.


                               BOARD OF DIRECTORS

      The Board of Directors meets to review significant developments affecting the Company and to act on matters requiring Board approval. There are no committees of the Board. The Board held three meetings during the last full fiscal year. No incumbent director attended fewer than 75% of such meetings.


                       ELECTION OF DIRECTORS (Proposal 1)

      Five directors will be elected at the Meeting. The nominees for re-election and election as director are set forth below. For additional information regarding each nominee, see "Directors, Executive Officers, and Nominees for Director," above. If elected, the directors will serve until the next Annual Meeting and until their successors are elected and qualified. The persons named as proxies in the Proxy have been designated by the Board of Directors and intend to vote for all persons nominated in the election of the Board of Directors. If the contingency should occur that any such nominee is unable to serve as a director, it is intended that the shares represented by Proxies will be voted in the absence of contrary indication for any substitute nominee that the Board of Directors may designate. All nominees have advised the Company that they are willing to serve as directors if re-elected and elected, respectively. Election of directors is by plurality vote, i.e., the five nominees who receive the highest number of votes at the Meeting will be elected. The Board of Directors recommends a vote FOR Mr. Bradley's re-election and FOR the election of the other four nominees, and the enclosed proxy will be voted in favor thereof unless the proxy specifically indicates otherwise.

     Holders of common stock have cumulative voting rights with respect to the election of directors. Each such holder has the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are Directors to be elected (which is five); or, in the alternative, a holder may cumulate his votes by multiplying the number of votes which he is entitled to cast by the number of directors for whom he is entitled to vote (five), and cast the product for a single nominee or distribute the product among two or more nominees.

     Shares otherwise entitled to vote cumulatively at the Annual Meeting may not be voted cumulatively at the Annual Meeting unless at least one holder of Common Stock gives notice to the Company not less than 48 hours before the time set for the Annual Meeting of his intent to cumulate his votes during the Annual Meeting.

      The following table summarizes certain information with respect to each nominee for Director.


                                                               No. of Shares
                      Principal Occupation       Director      Beneficially Owned,
Name of Director      or Employment              Since         Directly or Indirectly    Percent

Jack C. Bradley, Jr.   President,                  2/73            2,135,500               8.7%
                       Wyoming Oil & Minerals,
                       Inc. from 2/73 to
                       present; President,
                       Manx Oil Corporation,
                       from 1969 to present;
                       Vice-President,
                       Manewal-Bradley Oil
                       Company, from 1962 to
                       present; Proprietor,
                       Zephyr Exploration, from
                       1970 to present.

Michael D. Herman      Business Consultant         Proposed        7,400,000              30.0%

Gerard Laheney         President, Aegis            Proposed                0              0
                       Investment Management
                       Company

Frederick L. Joutz     Associate Professor         Proposed                0              0
                       of Economics, George
                       Washington University

Raymond Mason          Spanish teacher,            Proposed                0              0
                       Boyd Anderson High
                       School, Lauderdale
                       Lakes, Florida


                   ONE FOR ONE HUNDRED REVERSE SPLIT (Proposal 2)

     The second item of business to be voted upon at the Meeting is a proposal by management to reduce the total number of Common Shares issued and outstanding by way of a reverse stock split. The proposal is to amend the Company's Articles of Incorporation so as to consolidate the outstanding Common Shares of the Company on a one for one hundred basis. The text of the proposed amendment to the Articles which would effectuate the reverse split is attached hereto as Exhibit 1.

     The amendment will result in one Post-Reverse Split Common Share being received in exchange for one hundred previously issued and outstanding Pre-Reverse Split Common Shares. The terms of the Post-Reverse Split Common Shares will be the same as those of the Pre-Reverse Split Common Shares, and the proposed amendment will not affect any stockholder's proportionate equity interest in the Company or the rights, preferences or privileges of any stockholder, other than a minor adjustment which may occur in the event of issuance of one whole share in lieu of any fractional share.

                                       Number of Common Shares
                         Prior to Reverse Split          Upon Effectiveness of Reverse Split

Authorized for Issuance      25,000,000                          25,000,000

Issued and Outstanding       24,650,000                              24,650 (*)


(*) Subject to adjustment in the event of issuance of one whole share in lieu of any fractional share.

     If the reverse split is approved, then on the effective date of the reverse split, every one hundred Common Shares of the Company would be exchanged for one Common Share of the Company. No fractional shares would be issued, but would be rounded up to one whole share. The reverse split, in the opinion of management, will enhance the Company's access to the capital markets.

     Approval of the proposed reverse split requires a majority vote of stockholders represented at the meeting in person or by proxy. The Board of Directors recommends a vote FOR the proposed reverse split and the enclosed proxy will be voted in favor thereof unless the proxy specifically indicates otherwise.


                          AUTHORIZATION OF 2,000,000 SHARES OF
                       "BLANK CHECK" PREFERRED STOCK (Proposal 3)

      The third proposal to be considered at the Meeting is a proposal by management that the Articles of Incorporation of the Company be amended so as to authorize 2,000,000 shares of "Blank Check" preferred stock. "Blank check" preferred stock is preferred stock that may be designated in classes and/or series by the Board of Directors from time to time. The Board may, without shareholder vote, designate the preferences, limitations, and relative rights of different classes and/or series of "blank check" preferred, subject to limitations imposed by law. Before issuing any such shares, the Company will be required to file additional Articles of Amendment setting forth the terms of the class or series of shares. The text of the proposed amendment to the Articles which would authorize the "blank check" preferred stock is attached hereto as Exhibit 1.

     Management believes that the availability of "blank check" preferred stock will enable the Company to undertake transactions which will be in the best interests of the Company and which would not be possible were this type of preferred stock not authorized.

     The availability of "blank check" preferred stock could make it more difficult for a third party to acquire control of the Company, even if a change in control would be beneficial to stockholders. If the preferred stock is authorized, then without stockholder approval, the Board of Directors will have the authority to attach special rights, including voting and dividend rights, to preferred stock. Thus, preferred stock could be utilized by the Board, under certain circumstances, as a way of discouraging, delaying or preventing an acquisition or change in control of the Company.

      Approval of the proposed amendment requires a majority vote of stockholders represented at the meeting in person or by proxy. The Board of Directors recommends a vote FOR the proposed authorization of "blank check" preferred stock, and the enclosed proxy will be voted in favor thereof unless the proxy specifically indicates otherwise.


                                VOTING PROCEDURES

      The votes of stockholders present in person or represented by proxy at the meeting will be tabulated by an inspector of elections appointed by the Company. The inspector's duties include determining the number of shares represented at the meeting, counting all votes and ballots and certifying the determination of the number of shares represented and the outcome of the balloting.

        The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock is required to constitute a quorum for the transaction of business at the Annual Meeting. Assuming a quorum is present, a majority of the votes cast by the holders of the Common Shares present in person or represented by proxy and entitled to vote at the Meeting is required for the adoption of the proposed amendments to the Company's Articles of Incorporation to provide for the 1-for-100 reverse split and the authorization of 2,000,000 shares of "blank check" preferred stock. With respect to the election of directors, a plurality vote is required. Thus, the five nominees for director who receive the highest number of votes of all nominees will be elected. At this time there are only five nominees for director.

     With respect to an abstention on either of the matters requiring a majority vote, the shares will be considered present at the meeting for the particular matter and will have the same effect as votes against the matter. In the event a broker that is a record holder of Common Shares does not return a signed proxy, the Common Shares represented by such proxy will not be considered present at the meeting and therefore, will not be counted towards a quorum. With respect to a broker non-vote on any matter, the shares will not be considered present at the meeting for the particular matter and (since it will not be counted in respect of the matter) the broker non-vote will have the practical effect of reducing the number of affirmative votes required to achieve the requisite vote for the matter by reducing the total number of shares from which the proportional vote is calculated.


                              STOCKHOLDER PROPOSALS

      In order for stockholder proposals to receive consideration for inclusion in the Company's 2000 Proxy Statement, such proposals must be received by August 11, 2000. To be considered for presentation at the Annual Meeting, although not included in the proxy statement, proposals must be received no later than October 25, 2000. All such proposals should be directed to the Company at 330 S. Center, Suite 419, Casper, WY 82602, Attention:
President.

                                 OTHER BUSINESS

      The Board of Directors is not aware of any matter, other than the matters described above, to be presented for action at the meeting. However, if any other proper items of business should come before the meeting, it is the intention of the person or persons acting under the enclosed form of proxy to vote in accordance with their best judgment on such matters.

                                    By Order of the Board of Directors

                                    Jess Tolerton, Secretary

              EXHIBIT 1 TO PROXY STATEMENT AND INFORMATION CIRCULAR

                          WYOMING OIL & MINERALS, INC.

              TEXT OF PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

               TO EFFECTUATE 1-FOR-100 REVERSE SPLIT OF COMMON STOCK


The following provision is proposed to be added to Article IV of the Articles of Incorporation:

     Every one hundred shares of Common Stock, $.01 par value per share, of the Corporation outstanding or held in treasury immediately prior to the effective date of this Amendment to Article Fourth of the Corporation's Articles of Incorporation (the "Pre-Reverse Common Stock") shall, without any action on the part of the respective holders thereof, be reclassified as and changed into one share of the Corporation's common stock as it is constituted immediately after the effective date of this Amendment (the "Post-Reverse Common Stock"). No fractional shares of Post-Reverse Common Stock shall be issued upon such reclassification and conversion, and the number of shares of Post-Reverse Common Stock to be issued to each holder of record shall be rounded up to the nearest whole share. The capital of the Corporation attributable to the shares of Post-Reverse Common Stock into which the Pre-Reverse Common Stock shall be reclassified and changed in the aggregate shall be adjusted to reflect the reclassification. Each stock certificate that, immediately prior to the time that this Amendment becomes effective, represents shares of Pre-Reverse Common Stock shall, from and after the time that this Amendment becomes effective, automatically and without the necessity of presenting the same for exchange, represent the same number of shares of Post-Reverse Common Stock as shall be determined hereby.

              EXHIBIT 2 TO PROXY STATEMENT AND INFORMATION CIRCULAR

                          WYOMING OIL & MINERALS, INC.

              TEXT OF PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

                      AUTHORIZING "BLANK CHECK" PREFERRED STOCK

Article IV of the Articles of Incorporation is proposed to be amended in its entirety to read as follows:

                                    ARTICLE IV

     1. AUTHORIZATION. The corporation is authorized to issue 25,000,000 Common Shares, each share with a par value of $0.01, and 2,000,000 "blank check" Preferred Shares, without par value. All shares, when issued, shall be fully paid and nonassessable. The limitations and relative rights of the Common Shares and the Preferred Shares, and the Board of Directors' authority with respect to the Preferred Shares, shall be as follows:

     2. PREFERRED SHARES. The Preferred Shares shall have such other designations, preferences, and such relative, participating, optional or other special rights as may be fixed by the corporation's Board of Directors, with such qualifications, limitations or restrictions of such preferences or rights as shall be stated and expressed in this Article Four and in the resolution or resolutions as may be adopted from time to time by the Board of Directors in accordance with the laws of the State of Wyoming.

     3. COMMON SHARES. Each share of Common Stock shall be entitled to one vote at stockholders' meetings, either in person or by proxy. Cumulative voting in election of directors shall be permitted.

[Provision for reverse split, if approved, would appear here]

     4.  PROVISIONS APPLICABLE TO COMMON SHARES AND PREFERRED SHARES.

          a. No holder of shares of capital stock of the Corporation shall be entitled, as such, to any preemptive right to subscribe to any unissued stock or any other securities which the Corporation may now or hereafter be authorized to issue. The Board of Directors of the Corporation may, however, in its discretion by resolution determine that any unissued securities of the Corporation shall be offered for subscription solely to the holders of any class or classes of such stock, in such proportions based on stock ownership as said board in its discretion may determine.

          b. The Board of Directors may cause any capital stock issued by the Corporation to be issued subject to such lawful restrictions, qualifications, limitations, or special rights as it deems fit; provided, however, that such special restrictions, qualifications, limitations, or special rights shall be conspicuously noted in summary form on the certificate evidencing ownership of such stock.

          c. The Corporation's capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors; provided that the consideration so fixed is not less than par value, if the class or series has a par value.

                 APPENDIX A TO PROXY STATEMENT AND INFORMATION CIRCULAR
                                  FORM OF PROXY

                          WYOMING OIL & MINERALS, INC.
                          330 SOUTH CENTER, SUITE 419
                             CASPER, WYOMING 82601

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Annual and Special Meeting:         January 12, 2000

Record Date:                        December 3, 1999

The Board of Directors recommends voting for all proposals listed below.

              PROXY FOR JANUARY 12, 2000 ANNUAL AND SPECIAL MEETING

The undersigned hereby appoints Jack C. Bradley, Jr. and Jess Tolerton, and each of them, with power of substitution, as Proxies, and hereby authorizes them to represent and to vote, as designated below, all the Common Shares held of record by the undersigned on December 3, 1999 at the Annual and Special Meeting of shareholders to be held on January 12, 2000 or any adjournment or postponement thereof.

1. Amendment to Articles of Incorporation Providing for 1-for-100 Reverse Split of Common Stock

       ____ For               ____ Against                  ____ Abstain

2. Amendment to Articles of Incorporation Providing for Authorization of 2,000,000 Shares of "Blank Check" Preferred Stock

       ____ For               ____ Against                  ____ Abstain

3.    Election of Directors

      ____ For all nominees listed below (except as marked to the contrary below)

      ____  Withhold authority to vote for all nominees listed below

      Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below. To provide for different nominee(s), strike a line through the nominee's name in the list below and write in a different nominee.

      Jack C. Bradley, Jr.      [Cumulated votes being cast:____________]

      Michael D. Herman         [Cumulated votes being cast:____________]

      Gerard Laheney            [Cumulated votes being cast:____________]

      Frederick L. Joutz        [Cumulated votes being cast:____________]

      Raymond Mason             [Cumulated votes being cast:____________]

      Instruction to Cumulative Voters: Multiply the number of votes to which you are entitled by five. Cast the product for a single nominee or distribute the product among two or more nominees by indicating a number next to each nominee for whom you are voting.

4. In their discretion, the Proxies are authorized to vote upon the following:

      a. Matters which the Proxies do not know, at least one month prior to the date of solicitation hereof, are to be presented at the meeting;

      b. The election of any person to any office for which a nominee is named herein and such nominee is unable to serve or for good cause will not serve; and

      c.    Matters incident to the conduct of the meeting.

      With respect to matters of discretion, the Proxies intend to vote the shares represented by this proxy in accordance with the resolutions of the Board of Directors.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. Corporation officers, partners, executors, administrators, trustees, guardians and others signing in a representative capacity should indicate office or capacity.

[Name of Shareholder               [Number of shares owned
appears here]                       appears here]

DATED:_________________

IF THIS PROXY IS NOT DATED, IT      _____________________________
WILL BE DEEMED DATED ON THE DATE    Signature
IT WAS MAILED

PLEASE MARK, SIGN, DATE AND         _____________________________
RETURN THE PROXY CARD PROMPTLY      Signature of joint tenant, if
USING THE ENCLOSED ENVELOPE         any


YOU MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY AT THE EXECUTIVE OFFICE OF THE COMPANY, WHICH ADDRESS IS 330 SOUTH CENTER, SUITE 419, CASPER, WYOMING 82601, AT ANY TIME UP TO AND INCLUDING THE LAST BUSINESS DAY PRECEDING THE DAY OF THE MEETING, OR ANY ADJOURNMENT THEREOF, AT WHICH THE PROXY IS TO BE USED, OR WITH THE CHAIRMAN OF THE MEETING ON THE DAY OF SUCH MEETING OR ANY ADJOURNMENT THEREOF, AND THEREUPON THE PROXY IS REVOKED. IF YOU ATTEND THE ANNUAL AND SPECIAL MEETING, YOU MAY VOTE IN PERSON EVEN THOUGH YOU PREVIOUSLY HAVE SENT IN YOUR PROXY.

THE EXPENSES OF THIS PROXY SOLICITATION ARE BEING BORNE BY THE COMPANY.